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                             ARTHUR ANDERSEN LLP


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-70035, 33-14288 and 33-83156.


                                                [ARTHUR ANDERSEN LLP SIG]
                                                ARTHUR ANDERSEN LLP

Orange County, California
June 27, 1995











                                  Exhibit 23